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                                                                    EXHIBIT 24.1

CONFORMED
                               POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints John P. Hyland, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by Security Federal Bank, a Federal Savings Bank and the Form SB-2 Registration Statement by Security Financial Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                                  DATE
     ----                                                  ----


/s/ John P. Hyland                                         September 20, 1999
-----------------------------------
John P. Hyland
President, Chief Executive Officer
and Director
(principal executive officer)
Security Financial Bancorp, Inc.

President, Chief Executive Officer
and Director
(principal executive officer)
Security Federal Bank, a Federal Savings Bank


/s/ James H. Foglesong                                     September 20, 1999
-----------------------------------
James H. Foglesong
Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)
Security Financial Bancorp, Inc.

Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)
Security Federal Bank, a Federal Savings Bank
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/s/ Mary Beth Bonaventura                                  September 20, 1999
---------------------------------------
Mary Beth Bonaventura
Chairman of the Board
Security Financial Bancorp, Inc.

Chairman of the Board
Security Federal Bank, a Federal Savings Bank


/s/ Lawrence R. Parducci                                   September 20, 1999
-------------------------------
Lawrence R. Parducci
Vice Chairman of the Board and Corporate Secretary
Security Financial Bancorp, Inc.

Vice Chairman of the Board
Security Federal Bank, a Federal Savings Bank



                                                           September __, 1999
--------------------------------
Howard O. Cyrus, Sr.
Director
Security Financial Bancorp, Inc.

Director
Security Federal Bank, a Federal Savings Bank


/s/ Dr. Peter Ferrini                                      September 20, 1999
-------------------------------------
Dr. Peter Ferrini
Director
Security Financial Bancorp, Inc.

Director
Security Federal Bank, a Federal Savings Bank





/s/ Tula Kavadias                                          September 20, 1999
------------------------------------
Tula Kavadias
Director
Security Financial Bancorp, Inc.

Director
Security Federal Bank, a Federal Savings Bank

/s/ Philip T. Rueth                                        September 20, 1999
-------------------------------------
Philip T. Rueth
Director
Security Financial Bancorp, Inc.

Director
Security Federal Bank, a Federal Savings Bank



/s/ Robert L. Lauer                                        September 20, 1999
-----------------------------------
Robert L. Lauer
Director
Security Financial Bancorp, Inc.

Director
Security Federal Bank, a Federal Savings Bank



/s/ Robert A. Vellutini                                    September 20, 1999
-----------------------------------
Robert A. Vellutini
Director
Security Financial Bancorp, Inc.

Director
Security Federal Bank, a Federal Savings Bank